AMENDMENT NO. 16 TO LOAN AND SECURITY AGREEMENT

                                                                 March 15, 2000

Health Fitness Corporation
3500 West 80th Street, Suite 130
Bloomington, Minnesota 55431


Ladies and Gentlemen:

         Ableco Finance LLC, The Long Horizons Overseas Fund, Ltd., Styx Partners, L.P. and Styx International, Ltd., as direct or indirect assignees of Madeleine L.L.C. (individually and collectively, "Lender") and Health Fitness Corporation ("Borrower") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated February 17, 1998 by and among Lender, Borrower and Health Fitness Rehab, Inc., The Preferred Companies, Inc., Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Services Corp., Medlink Corporation, Medlink Services, Inc., Fitness Centers of America, Sports & Orthopedic Physical Therapy, Inc., Midlands Physical Therapy, Inc. and International Fitness Club Network, Inc. (collectively, "Guarantors"), as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated February 28, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 4 to Loan and Security Agreement, dated September 10, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 5 to Loan and Security Agreement, dated November 2, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 6 to Loan and Security Agreement, dated January 8, 1999, by and among Lender, Borrower and Guarantors ("Amendment No. 6"), Amendment No. 7 to Loan and Security Agreement, dated February 26, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 8 to Loan and Security Agreement, dated as of March 12, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 9 to Loan and Security Agreement, dated as of May 10, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 10 to Loan and Security Agreement, dated May 24, 1999, by and among Lender, Borrower and Guarantors, as amended by a letter agreement dated as of June 1, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 11 to Loan and Security Agreement, dated as of June 30, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 12 to Loan and Security Agreement, dated July 15, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 13 to Loan and Security Agreement, dated as of September 22, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 14 to Loan and Security Agreement, dated October 12, 1999, by and among Lender, Borrower and Guarantors and Amendment No. 15 to Loan and Security Agreement, dated December 20, 1999, by and among Lender, Borrower and Guarantors (and together with all supplements thereto and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").


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         Borrower and Guarantors have requested certain amendments to the Loan
Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions set forth herein.

         In consideration of the foregoing, and other good and valuable consideration, the parties hereto agree as follows:

         1.  Definitions.

                  (a) As used herein, the term "Borrowing Base Limit" shall mean, and the Loan Agreement is hereby amended to include in addition and not in limitation, the defined term "Borrowing Base Limit" which shall mean the amount equal to $3,430,000 as reduced effective as of the close of business on Monday of each week commencing March 20, 2000 by an amount equal to $15,000 until July 31, 2000 and by an amount equal to $50,000 commencing on Monday, August 7, 2000 and on each Monday thereafter.

                  (b) For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Final Maturity Date. Section 1.38 of the Loan Agreement is hereby amended by deleting the reference therein to the date "March 16, 2000" and substituting therefor: "September 16, 2000".

         3. Borrowing Base. Section 1.8(a)(i) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor: "Borrowing Base Limit".

         4. Supplemental Loans. Section 3(a) of Amendment No. 6 is hereby amended by deleting the proviso thereto in its entirety, and substituting the following therefor:

                  "provided, that, the aggregate amount of Loans up to the amount of the Borrowing Base plus the Supplemental Loans outstanding at any time shall not exceed the Borrowing Base Limit."


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         5.  Fees.
                  (a) As partial consideration for Lender entering into this Amendment, Borrower shall pay to Lender fees earned and payable as follows:

                           Date                               Amount

                           April 1, 2000                       $15,000
                           May 1, 2000                          15,000
                           June 1, 2000                         15,000
                           July 1, 2000                         35,000
                           August 1, 2000                       60,000
                           September 1, 2000                    60,000

Lender may, at its option, charge such fees to the account of Borrower maintained by Lender.

                  (b) Section 6 of Amendment No. 6 is hereby amended by deleting the reference therein to the term "Final Maturity Date" contained therein and substituting "March 16, 2000" therefor. The $10,000 fee provided for in Section 6 of Amendment No. 6 shall therefor be payable on the earlier of March 16, 2000 or the other dates provided for in such Section 6.

         6. Additional Stock and Fee. Without limiting any other rights or remedies of Lender, in the event that for any reason Borrower does not repay all of the Obligations in full in immediately available funds on or before September 16, 2000, in accordance with the terms of the Loan Agreement, in addition to, and not in limitation of any other amounts payable by Borrower or Guarantors to Lender, Borrower shall: (a) pay to Lender an additional fee of $200,000 which amount shall be added to and constitute part of the Obligations and (b) Borrower shall deliver, or cause to be delivered to Lender, share certificates in the name of Lender or its designee representing the number of shares of common stock of Borrower equal to seven and one-half (7 1/2%) percent of all of the issued and outstanding shares of common stock of Borrower as of September 17, 2000.

         7.  Waivers.

                  (a) Subject to the terms and condition contained herein, Lender hereby waives the Event of Default arising under Section 9.1(b) of the Loan Agreement as a result of the failure of Borrower to comply with Section 8.10, Section 8.10A and Section 8.11 of the Loan Agreement as of December 31, 1999, provided, that, (i) such waiver shall only apply to the failure of Borrower to comply with such Sections for the period from January 1, 1999 through and including March 16, 2000 (and not as of the end of any month thereafter) and (ii) such waiver shall not be effective unless and until Lender shall have received an original of this Amendment duly executed and delivered by Borrower and Guarantors.


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                  (b) Lender has not waived, is not by this Amendment waiving, and has no intention of waiving any other Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Events of Default referred to above), other than the Event of Default specifically referred to in Section 7(a) for the period ending December 31, 1999. Upon the occurrence of any other Event of Default, whether or not continuing on the date hereof, or which may occur on or after the date hereof (whether the same or similar to the Event of Default described above, including an Event of Default pursuant to the failure of Borrower and Guarantors to comply with Sections 8.10, 8.10A or 8.11 of the Loan Agreement as of the last day of any month after December 31, 1999), Lender shall have and hereby specifically reserves the right in its discretion, to exercise any and all of its rights and remedies under the Loan Agreement, the other Financing Agreements, applicable law or otherwise.

                  (c) The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion; whether similar in kind or otherwise and shall not constitute a waiver, express or implied of any of the rights and remedies of Lender arising under the terms of the Financing Agreements of any future occasion or otherwise.

         8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Amendment.

         9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).

         10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

                                       Very truly yours,

                                       ABLECO FINANCE LLC, for itself
                                        and as agent

                                       By:

                                       Title:

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AGREED:

HEALTH FITNESS CORPORATION
HEALTH FITNESS REHAB, INC.
DUFFY & ASSOCIATES PHYSICAL
THERAPY SERVICES CORP.
THE PREFERRED COMPANIES, INC.
MEDLINK CORPORATION
HEALTH FITNESS REHAB OF IOWA, INC.
MEDLINK SERVICES, INC.
FITNESS CENTERS OF AMERICA
SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
INTERNATIONAL FITNESS CLUB NETWORK, INC.
MIDLANDS PHYSICAL THERAPY, INC.

By:

Title: